UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	000-22842	43-1654695
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

142 East First Street, Mountain Grove, Missouri		65711
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

G Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement.

On May 10, 2006, First Bancshares, Inc., the holding company for First Home Savings Bank (“Bank”) announced that the Bank has signed a lease agreement with the intention of opening a new branch in Springfield, Missouri.  The branch will become the Bank’s tenth full service branch and is scheduled to open in August 2006, subject to regulatory approval.  The news release announcing the signing of the lease agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

99.1

Press Release issued by the Registrant on May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCSHARES, INC.

DATE: May 10, 2006

By:

    /s/ James W. Duncan

James W. Duncan

President and Chief Executive Officer

Exhibit 99.1

FIRST HOME SAVINGS BANK ANNOUNCES NEW BRANCH IN SPRINGFIELD

Mountain Grove, Missouri (May 10, 2006) --  First Bancshares, Inc. (NASDAQ - FstBksh: FBSI) (“Company”), the holding company for First Home Savings Bank (“Bank”), today announced that the Bank has signed a lease agreement with the intention of opening a new full service branch in Springfield, Missouri.

The proposed branch will be located at 2655 South Campbell Avenue and is scheduled to open in August 2006, subject to regulatory approval.  This new branch will complement the Bank’s existing branch network and allow the Bank to continue to service its customers through a new and convenient location.

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and nine full service branch facilities located in Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.  At March 31, 2006, First Bancshares, Inc. had assets of $237.6 million, deposits of $181.9 million and stockholders equity of $26.8 million.

Forward-looking statements

The discussions in this press release which are not historical statements contain forward-looking statements that involve risk and uncertainties. Statements which are not historical statements include those in the future tense or which use terms such as "believe," "expect," and "anticipate." Actual future results could differ in important and material ways from those discussed. Many factors could cause or contribute to such differences. In addition, the Company's filings with the Securities and Exchange Commission, including, but not limited to Annual Reports on Form 10-KSB, quarterly reports on Form 10-QSB and current reports on Form 8-K, discuss a number of other factors which may affect its future operations. These factors include changing interest rates, changes in demand for loans or other services, competition from other institutions, the results of our lending activities and loan loss experience, general economic and political developments, and other factors discussed in those filings. accordingly, the statements made herein are only made as of the date of this press release and the Company undertakes no obligations to publicly update such statements to reflect subsequent events or circumstances.

For further information, contact:

James W. Duncan

President and Chief Executive Officer

(417) 926-5151